Exhibit 10.1

FORM OF

CONSENT AND AMENDMENT TO SUBSCRIPTION AGREEMENT

This Consent and Amendment (this “Amendment”) to the Subscription Agreement, dated as of May 25, 2021 (the “Subscription Agreement”), by and between Foresight Acquisition Corp. (“Foresight”), and the undersigned person or entity (the “Subscriber”) is effective as of November 19, 2021. Foresight and the Subscriber are collectively referred to herein as the “Parties”. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Subscription Agreement.

WHEREAS, the Parties desire to amend the Subscription Agreement in accordance with Section 11(f) thereof to provide that the Subscription Agreement may be terminated at the election of the Subscriber if the Transaction Closing shall not have occurred by December 8, 2021;

WHEREAS, the Transaction Agreement will be amended to extend the Outside Date (as defined in the Transaction Agreement) from November 25, 2021, to December 8, 2021 (the “Transaction Agreement Amendment”); and

WHEREAS, the Subscriber desires to consent to the Transaction Agreement Amendment.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties agree as follows:

Section 1. Amendment to Section 8 of the Subscription Agreement. Clause (d) of Section 8 of the Subscription Agreement is hereby deleted in its entirety and replaced with the following:

“(d) at the election of the Subscriber, if the Transaction Closing shall not have occurred by December 8, 2021;”

Section 2. Consent of Subscriber. The Subscriber hereby consents to the Transaction Agreement Amendment.

Section 3. No Other Amendments; Other Provisions. Except as expressly amended by this Amendment, the Subscription Agreement will remain in full force and effect without any amendment or other modification thereto, and all of the provisions of the Subscription Agreement are equally applicable to this Amendment. On and after the date hereof, each reference in the Subscription Agreement to “this Subscription Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Subscription Agreement, and each reference in any other document (including, without limitation, the Transaction Agreement of like import referring to the Subscription Agreement, means and references the Subscription Agreement as amended hereby.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned has executed or caused this Consent and Amendment to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:

By:
Name:
Title:

Date: November 19, 2021

IN WITNESS WHEREOF, Foresight Acquisition Corp. has executed this Consent and Amendment as of the date set forth below.

FORESIGHT ACQUISITION CORP.

By:
Name:
Title:

Date: November 19, 2021